Summary Prospectus Supplement

April 3, 2020

Morgan Stanley Institutional Fund, Inc.

Supplement dated April 3, 2020 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus dated October 22, 2019

Active International Allocation Portfolio (Class IS) (the "Fund")

At a meeting held on March 4-5, 2020, the Board of Directors of the Fund approved the elimination of redemption fees charged by the Fund, effective April 30, 2020. Accordingly, the following change to the Summary Prospectus will become effective on April 30, 2020.

The line item in the "Shareholder Fees" table in the section of the Summary Prospectus titled "Fees and Expenses" relating to the Fund's redemption fee is hereby deleted.

Please retain this supplement for future reference.

  IFIAIAREDISUMPROSPT 4/20